NEW YORK LIFE INVESTMENTS ACTIVE ETF TRUST

(the “Trust”)

NYLI MACKAY CORE PLUS BOND ETF

(the “Fund”)

Supplement dated March 31, 2025 (“Supplement”) to the Prospectus and Statement of Additional Information (“SAI”),
Each dated August 28, 2024, as amended February 14, 2025

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and SAI.

The Trust’s Board of Trustees approved a reduction of the Fund’s management fee to 0.35% of the Fund’s average daily net assets.

Effective immediately:

1.The Fund’s “Annual Fund Operating Expenses” table in the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee(a)	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.10%
Total Annual Fund Operating Expenses(a)	0.45%
Expense Waiver/Reimbursement(b)	0.10%
Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement(a)	0.35%

(a)	The expense information in the table has been restated to reflect current fees.
(b)	New York Life Investment Management LLC (“New York Life Investments” or “Advisor”) has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, dividend payments on short sales, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 0.35% of the average daily net assets of the Fund. The agreement will remain in effect permanently unless terminated by the Board of Trustees of the Fund.

2. The Fund’s “Example” table in the Prospectus, is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

3. The table in the “Investment Advisor” section of the Prospectus and SAI, with respect to the Fund, is deleted and replaced with the following:

Fund Name	Management Fee
NYLI MacKay Core Plus Bond ETF	0.35%

4. The table in the “Expense Limitation Agreement” section of the Prospectus and SAI, with respect to the Fund, is deleted and replaced with the following:

Fund Name	Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement
NYLI MacKay Core Plus Bond ETF	0.35%

5. The table with respect to the subadvisory fee paid to MacKay Shields LLC, as subadvisor to the Fund, in the “Subadvisors” section of the SAI is deleted and replaced with the following:

Fund Name	Subadvisory Fee
NYLI MacKay Core Plus Bond ETF	0.1575%

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

REG-00042-03/25